SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 26, 2002

THE HOME DEPOT, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8207	95-3261426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2455 Paces Ferry Road N.W., Atlanta, Georgia		30339
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 433-8211

Not applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)           Exhibits — The following exhibits are provided as part of the information furnished under Item 9 of this Current Report on Form 8-K:

Exhibit No.	Description
99.1

Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings executed by Robert L. Nardelli, Chairman of the Board of Directors, President and Chief Executive Officer of The Home Depot, Inc.

99.2

Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings executed by Carol B. Tomé, Executive Vice President and Chief Financial Officer of The Home Depot, Inc.

Item 9. Regulation FD Disclosure.

Pursuant to Order No. 4-460 of the Securities and Exchange Commission, Robert L. Nardelli, Chairman of the Board of Directors, President and Chief Executive Officer of The Home Depot, Inc. and Carol B. Tomé, Executive Vice President and Chief Financial Officer of The Home Depot, Inc., have each executed a Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.  These statements were submitted to the Securities and Exchange Commission on August 26, 2002. Copies of these statements are furnished herewith as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.
(Registrant)

/s/ Carol B. Tomé
Carol B. Tomé
Executive Vice President and
Chief Financial Officer

Dated:  August 26, 2002

EXHIBIT INDEX

Exhibit No.	Description
99.1

Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings executed by Robert L. Nardelli, Chairman of the Board of Directors, President and Chief Executive Officer of The Home Depot, Inc.

99.2

Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings executed by Carol B. Tomé, Executive Vice President and Chief Financial Officer of The Home Depot, Inc.